UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported) : December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as Depositor under the Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S12)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-12                   13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S12 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Wilshire Credit Corporation and Ocwen Federal Bank FSB as servicers, and JPMorgan Chase Bank, as trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-S12
-------------------------------------------------------------------------------




SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under the Agreement referred to herein





Date:  December 27, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-S12
                        Statement to Certificate Holders
                               December 26, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                       REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL        LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1         185,500,000.00   140,731,396.44     8,294,707.85     666,363.16    8,961,071.01    0.00       0.00      132,436,688.59
A2         163,000,000.00   123,661,550.52     7,288,611.21     183,156.50    7,471,767.71    0.00       0.00      116,372,939.31
A3          22,500,000.00    17,069,845.92     1,006,096.64      26,752.24    1,032,848.88    0.00       0.00       16,063,749.28
AR                 100.00             0.00             0.00           0.00            0.00    0.00       0.00                0.00
M1          40,000,000.00    40,000,000.00             0.00      85,422.22       85,422.22    0.00       0.00       40,000,000.00
M2          38,500,000.00    38,500,000.00             0.00     110,398.75      110,398.75    0.00       0.00       38,500,000.00
B1A          7,750,000.00     7,750,000.00             0.00      25,893.61       25,893.61    0.00       0.00        7,750,000.00
B1B          7,750,000.00     7,750,000.00             0.00      30,231.46       30,231.46    0.00       0.00        7,750,000.00
P                  100.00           100.00             0.00     227,846.92      227,846.92    0.00       0.00              100.00
TOTALS     465,000,200.00   375,462,892.88    16,589,415.70   1,356,064.86   17,945,480.56    0.00       0.00      358,873,477.18

X1         465,000,200.00   390,486,072.78             0.00           5.88            5.88       0.00       0.00   376,160,114.85
X2                   0.00             0.00             0.00           0.00            0.00       0.00       0.00             0.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22540VL42        758.65981908      44.71540620     3.59225423      48.30766043       713.94441288      A1      5.682000 %
A2       22540VL59        758.65981914      44.71540620     1.12365951      45.83906571       713.94441294      A2      1.720000 %
A3       22540VM66        758.65981867      44.71540622     1.18898844      45.90439467       713.94441244      A3      1.820000 %
AR       22540VL67          0.00000000       0.00000000     0.00000000       0.00000000         0.00000000      AR     11.883759 %
M1       22540VL75      1,000.00000000       0.00000000     2.13555550       2.13555550     1,000.00000000      M1      2.480000 %
M2       22540VL83      1,000.00000000       0.00000000     2.86750000       2.86750000     1,000.00000000      M2      3.330000 %
B1A      22540VL91      1,000.00000000       0.00000000     3.34111097       3.34111097     1,000.00000000      B1A     3.880000 %
B1B      22540VM25      1,000.00000000       0.00000000     3.90083355       3.90083355     1,000.00000000      B1B     4.530000 %
P        22540VM33      1,000.00000000       0.00000000        #####          #######       1,000.00000000      P      11.883759 %
TOTALS                    807.44673417      35.67614745     2.91626726      38.59241471       771.77058672

X1       22540VM41        839.75463404       0.00000000     0.00001265       0.00001265       808.94613561      X1      0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4507
                              Fax: (212) 623-5930
                         Email: scott.b.rubin@chase.com


                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

         Credit Suisse First Boston, Mortgage Pass-Through Certificates, Series 2002-S12
                        Statement to Certificate Holders
                               December 26, 2002
-------------------------------------------------------------------------------------------------------

Sec. 4.06(a)(i)                  Principal Remittance Amount                                                          13,892,390.72
                                 Scheduled Principal Payments                                                            267,561.98
                                 Principal Prepayments                                                                13,230,959.98
                                 Curtailments                                                                            377,775.73
                                 Curtailment Interest Adjustments                                                          2,061.58
                                 Repurchase Principal                                                                          0.00
                                 Substitution Amounts                                                                          0.00
                                 Net Liquidation Proceeds                                                                      0.00
                                 Other Principal Adjustments                                                                  93.71

                                 Gross Interest                                                                        4,059,742.99

                                 Recoveries From Prior Loss Determinations                                                13,937.74
                                 Reimbursements of Non-Recoverable Advances Previously Made                               41,791.33
                                 Recovery of Reimbursements Previously Deemed Non-Recoverable                                  0.00

Prepayment Penalties             Number of Loans with Respect to which Prepayment Penalties were Collected                      113
                                 Balance of Loans with Respect to which Prepayment Penalties were Collected            4,789,024.87
                                 Amount of Prepayment Penalties distributed to the Class P Certificates                  227,845.93

Sec. 4.06(a)(iv)                 Beginning Number of Loans Outstanding                                                        9,744
                                 Beginning Aggregate Loan Balance                                                    390,486,072.78

                                 Ending Number of Loans Outstanding                                                           9,411
                                 Ending Aggregate Loan Balance                                                       376,160,114.85

Sec. 4.06(a)(v)                  Servicing Fees including Credit Risk Manager Fee and FSA Premium                        190,918.02
                                 Trustee Fee (Total)                                                                       1,789.73
Sec. 4.06(a)(vii)                Servicer Advances                                                                     2,222,416.16
                                 Cumulative Servicer Advances                                                          4,536,638.79

Section 4.06(a)(viii)(A)         Delinquent Mortgage Loans
                                         Group Totals
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                       166             6,730,144.91                  1.79 %
                                        2 Month                        85             3,887,301.18                  1.03 %
                                        3 Month                       185             8,280,445.95                  2.20 %
                                         Total                        436            18,897,892.04                  5.02 %
                                 * Delinquent Bankruptcies are included in the table above.


                                 Bankruptcies
                                                       Group Totals
                                                                             Principal
                                                        Number               Balance                Percentage
                                                                 51            1,627,533.70                  0.43 %
                                                       * Only Current Bankruptcies are reflected in the table above.

                                 Balance of Bankruptcies delinquent 31 to 60 days                                        135,188.36

                                 * Above figure provided for calculation of Rolling Three Month Delinquency Rate.

Section 4.06(a)(viii)(B)         Foreclosures
                                                       Group Totals
                                                                             Principal
                                                        Number               Balance                Percentage
                                                                  6              498,774.01                  0.13 %

Section 4.06(a)(xi)              REO Properties
                                                       Group Totals
                                                                             Principal
                                                        Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

Section 4.06(a)(xii)             Current Realized Losses                                                                 447,504.95
                                 Cumulative Realized Losses                                                            2,746,405.09

Sec. 4.06(a)(xiv)                Amount on Deposit in Pre-Funding Account                                                      0.00

                                 Capitalized Interest Requirement                                                              0.00
                                                                                                                             Page 6
Sec. 4.06(a)(xiv)                Amount of Insured Payment                                                                     0.00

                                 Trigger Event Occurrence (Effective May 2005)                                                   NO
                                 (Is Rolling 3 Month Delinquency Rate > 15.5% of Sr. Enhancement%?)
                                 Rolling 3 Month Delinquency Rate                                                         3.08432 %
                                 Sr. Enhancement Percentage x 15.5%                                                       4.58566 %
                                                       OR
                                 (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit?)

                                 Cumulative Loss % of Original Aggregate Collateral Balance                               0.59062 %
                                 Cumulative Loss Limit                                                                    6.75000 %

Group 2 O/C Reporting            Targeted Overcollateralization Amount                                                17,437,507.50
                                 Ending Overcollateralization Amount                                                  17,286,637.67
                                 Ending Overcollateralization Deficiency                                                 150,869.83
                                 Overcollateralization Release Amount                                                          0.00
                                 Monthly Excess Interest                                                               2,697,024.98
                                 Payment to Class X-1                                                                          5.88

